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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 4, 2001

                               JCC HOLDING COMPANY
               (Exact Name of Registrant as Specified in Charter)

DELAWARE                           1-12095                        62-1650470
(State or Other Jurisdiction       (Commission File Number)       (IRS Employer
of Incorporation)                                                 Identification No.)


                                 One Canal Place
                           365 Canal Street, Suite 900
                          New Orleans, Louisiana, 70130
              (Address of Principal Executive Offices and Zip Code)

                                 (504) 533-6000
              (Registrant's telephone number, including area code)



ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         On January 4, 2001, JCC Holding Company and its wholly owned subsidiaries filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code in the U.S. Bankruptcy Court for the Eastern
District of Louisiana in New Orleans. The petition was styled as In re JCC
Holding Company, Debtor, Jointly Administered with Jazz Casino Company, L.L.C.,
JCC Canal Development, L.L.C., JCC Fulton Development, L.L.C. and JCC
Development Company, L.L.C. JCC Holding Company will be operated as a debtor-in-possession under the Bankruptcy Code. A copy of the press release issued by JCC Holding Company on January 4, 2001 to report the Chapter 11 filing is attached as an exhibit hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

         (c)  Exhibits.

         The following exhibits are filed herewith:

         99.1   Press Release

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SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


JCC HOLDING COMPANY
(REGISTRANT)

         /s/   L. Camille Fowler
         -----------------------
         L. Camille Fowler
         Vice President - Finance, Secretary and Treasurer


Date:  January 4, 2001




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                                INDEX TO EXHIBITS

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
Exhibit No.       Exhibit Description
-----------       -------------------
99.1               Press Release